Filed pursuant to Rule 497(k)
1933 Act File No. 033-52154
1940 Act File No. 811-07168

HENNESSY BP MIDSTREAM FUND
Investor Class  HMSFX  |  Institutional Class  HMSIX

Summary Prospectus, February 28, 2020

hennessyfunds.com  |  1-800-966-4354

The Fund’s Prospectus and Statement of Additional Information, both dated February 28, 2020, as supplemented from time to time, are incorporated by reference into this Summary Prospectus. Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund at no cost online at www.hennessyfunds.com/funds/fund-documents, by calling 1-800-966-4354 or 1-415-899-1555, or by emailing fundsinfo@hennessyfunds.com.

IMPORTANT NOTICE REGARDING ELECTRONIC DELIVERY OF SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual reports will no longer be sent by mail unless you specifically request paper copies from the Hennessy Funds or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Hennessy Funds electronically by visiting www.hennessyfunds.com/account or by calling U.S. Bank Global Fund Services at 1-800-261-6950. If you own shares in a Fund through a financial intermediary, please contact your financial intermediary to make this election.

You may elect to receive paper copies of all future reports free of charge by calling U.S. Bank Global Fund Services at 1-800-261-6950 or, if you own your shares through a financial intermediary, by contacting your financial intermediary. Your election to receive paper copies of reports will apply to all Funds in the Hennessy Funds family.

Investment Objective

The Hennessy BP Midstream Fund seeks capital appreciation through distribution growth and current income.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees to financial intermediaries, such as brokerage commissions, that are not reflected in the tables and examples below.

SHAREHOLDER FEES		Investor		Institutional
(fees paid directly from your investment)		None		None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees		1.10%		1.10%
Distribution and Service (12b-1) Fees		0.15%		None
Other Expenses		0.64%		0.46%
Shareholder Servicing	0.10%		None
Franchise and Income
Tax Expenses[1]	(0.03)%		(0.03)%
Remaining Other Expenses	0.57%		0.49%
Total Annual Fund Operating Expenses		1.89%		1.56%
Expense Reimbursement[2]		(0.13)%		(0.05)%
Total Annual Fund Operating Expenses
After Expense Reimbursement		1.76%		1.51%

[1]
Includes state franchise taxes and federal and state income tax expenses, including deferred tax expenses (benefits). The Fund accrues a deferred tax liability (or asset) for its future tax liability associated with the Fund’s potential tax expense (benefit) if it were to recognize the unrealized gains (losses) in its portfolio.  Such deferred tax expenses (benefits) may vary greatly from year to year and from day to day depending on the nature of the Fund’s investments, the performance of those investments, and general market conditions, and any estimate of deferred income tax expense (benefit) cannot be reliably predicted from year to year.  While the Fund’s deferred income tax expense (benefit) for the prior fiscal year was zero, the Fund could accrue a deferred income tax expense (benefit) in the future that could significantly impact the Fund’s annual fund operating expenses and subsequently its net asset value.

[2]
The Fund’s investment manager has contractually agreed to ensure that total operating expenses (exclusive of all federal, state, and local taxes, interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities, and extraordinary items) do not exceed 1.75% and 1.50% of the average daily net assets of the Investor Class and Institutional Class shares of the Fund, respectively. The contractual arrangement will continue until February 28, 2021, at which time the contractual arrangement will automatically terminate (and it may not be terminated prior to that date). The Fund’s investment manager may recoup reimbursed amounts for three years after the reimbursement occurred if total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such reimbursement or such recoupment.

EXAMPLE

This Example is intended to help you compare the cost of investing in shares of this Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that you reinvest all dividends and distributions, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on those assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor	$179	$581	$1,009	$2,201
Institutional	$154	$488	$ 845	$1,852

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities, or “turns over” its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in midstream energy infrastructure companies. An issuer is considered to be a midstream energy infrastructure company if it owns and operates assets used in energy logistics, including, without limitation, assets used in transporting, storing, gathering, processing, distributing, or marketing of natural gas, natural gas liquids, crude oil, refined products, coal, or electricity, or provides energy-related equipment and services. The Fund invests primarily in master limited partnerships (“MLPs”) and common stocks without regard to market capitalization.  In addition to the aforementioned principal strategies, the Fund may also invest in preferred stocks, warrants, options, equity-like instruments, and debt instruments.

In selecting investments for the Fund, the Portfolio Managers combine a top-down deductive reasoning approach with a detailed bottom-up analysis of individual companies that have exposure to the trends identified. The Portfolio Managers may sell all or a portion of a position of the Fund’s portfolio holding for a number of reasons, including (1) the issuer’s fundamentals deteriorating, (2) the parameters established for the security’s profits or losses being realized, or (3) the Fund requiring cash to meet redemption requests.

The Fund is non-diversified under the Investment Company Act and under Subchapter M of the Code. Accordingly, the Fund typically invests a greater portion of its assets, and its performance may be affected by, a smaller number of issuers than if it were a diversified fund. In addition, as a “C” corporation, the Fund generally will be subject to U.S. federal income tax on its taxable income at the tax rate applicable to corporations (currently 21%), will not benefit from current favorable federal income tax rates on long-term capital gains, and will be subject to state and local income taxes by reason of its investments in equity securities of MLPs.

Principal Risks

As with any security, there are market and investment risks associated with your investment in the Fund. The value of your investment will fluctuate over time, and it is possible to lose money. The principal risks of investing in the Fund include the following:

Market and Equity Investments Risk: The market value of a security may move up or down, and these fluctuations may cause a security to be worth more or less than the price originally paid for it. Market risk may affect a single company, an industry, a sector of the economy, or the market as a whole. The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer’s management, general market conditions, political and other events, forecasts for the issuer’s industry, and the value of the issuer’s assets.

Cash Flow Risk: The Fund expects that a substantial portion of the cash flow it receives will be derived from its investments in MLPs. The amount and tax characterization of cash available for distribution by such companies depends upon the amount of cash generated by such companies’ operations. Cash available for distribution may vary widely from quarter to quarter and will be affected by various factors affecting each company’s operations. The Fund periodically will distribute more than its income and net realized capital gains, which means a portion of a shareholder’s distribution would be a return of capital. A return of capital distribution reduces the basis of a shareholder’s shares so a shareholder may be required to recognize a capital gain when the shareholder sells shares.

Dividend Distribution Risk: The Fund’s dividend distribution policy is intended to provide consistent distributions to its shareholders at a rate that over time is similar to the distribution rate the Fund receives from the companies in which it invests, without offset for the expenses of the Fund. The amount of the Fund’s distributions is based on, among other considerations, cash and stock distributions the Fund actually receives from portfolio investments, including returns of capital and any special cash payments received to offset distribution reductions resulting from restructurings. Furthermore, the Fund’s total distribution payment amount may be derived from net income, net profit from the sale of securities, or other capital sources (the latter of which represents a return of capital). A return of capital occurs when some or all of the money that a shareholder invested in the Fund is paid back to the shareholder. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” Shareholders should not draw any conclusions about the Fund’s investment performance from the amounts of these distributions. For certain securities held by the Fund, such as MLP units, the percentages attributed to each category (net income, net profit from sale, and other capital sources) are estimated using historical information because the character of the amounts received from such entities is unknown until after the end of the calendar year.

Industry Concentration Risk: The Fund concentrates its investments in the energy industry, and its performance is therefore tied closely to, and affected by, industry developments. Energy companies may be adversely affected by fluctuations in commodity prices, reduced supply or demand of energy commodities, the disruption of energy supplies transported on interstate pipelines, depletion of reserves, extreme weather or environmental hazards, accidents or other operating issues, changes in the regulatory environment, slowdowns in new construction, rising interest rates, and terrorist threats on energy assets.

Liquidity Risk: MLP common units and equity securities of MLP affiliates, including I-Shares, often trade on national securities exchanges. However, certain securities, including those of issuers with smaller capitalizations, may trade less frequently. The market movements of such securities with limited trading volumes may be more abrupt or erratic than those with higher trading volumes. As a result of the limited liquidity of such securities, the Fund could have greater difficulty selling such securities at the time and price that the Fund would like. This may also adversely affect the Fund’s ability to remit dividend payments to shareholders.

MLP Risk: Investments in securities of an MLP involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. Certain MLP securities may trade in lower volumes due to their smaller capitalizations. Accordingly, those MLPs may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. MLPs are generally considered interest-rate sensitive investments. During periods when interest rates are rising, these investments may not provide attractive returns.

Non-Diversification Risk: The Fund is non-diversified under the Investment Company Act and employs a concentrated investment strategy. Accordingly, the Fund typically invests a greater portion of its assets in, and its performance may be affected by, a smaller number of issuers than if it were a diversified, less concentrated fund. Further, the Fund may experience greater losses as a result of a single issuer’s unfavorable market or economic conditions or other adverse developments impacting the market value of the issuer’s securities.

Temporary Defensive Positions Risk: From time to time, the Fund may take temporary defensive positions in response to adverse market, economic, or political other conditions. To the extent the assets of the Fund are invested in temporary defensive positions, the Fund may not achieve its investment objective. For temporary defensive purposes, the Fund may invest in cash or short-term obligations.

Medium-Sized Company Risk: The Fund invests in medium-sized companies, which may have more limited liquidity and greater price volatility than larger, more established companies.

Tax Risks: Tax risks associated with investments in the Fund include, but are not limited to, the following:

Fund Structure Risk. Unlike most open-end mutual funds that are structured as regulated investment companies for U.S. federal income tax purposes and unlike entities treated as partnerships for tax purposes, the Fund will be taxable as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. This means the Fund generally will be subject to U.S. federal income tax on its taxable income at the tax rate applicable to corporations (currently 21%), will not benefit from current favorable federal income tax rates on long-term capital gains, and will be subject to state and local income taxes by reason of its investments in equity securities of MLPs. Fund income and losses will not be passed through to shareholders.

MLP Tax Risk. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation or other form of taxable entity for U.S. federal income tax purposes. This would require the MLP to pay U.S. federal income tax, excise tax, or another form of tax on its taxable income, thereby reducing the amount of cash available for distribution by the MLP and potentially causing any distributions received by the Fund to be taxed as dividend income, return of capital, or capital gain. Therefore, if any of the MLPs owned by the Fund were treated as corporations or other form of taxable entity for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs could be materially reduced, which could cause a material decrease in the net asset value of the Fund’s shares. If the Fund holds an MLP until its cost basis for tax purposes is reduced to zero, subsequent distributions received by the Fund are taxed at ordinary income rates, and a shareholder may receive a corrected Form 1099. Furthermore, because the MLP itself does not pay federal income tax, its income or loss is allocated to its shareholders, including the Fund, regardless of whether the shareholders receive any cash payment from the MLP.

Tax Estimation/NAV Risk. In calculating the Fund’s net asset value, the Fund will account for its current taxes and deferred tax liability or asset balances. The Fund will accrue a deferred income tax liability balance, at the then-effective statutory U.S. federal income tax rate (currently 21%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund from the companies in which it invests that are considered to be return of capital and for any net operating gains. Any deferred tax liability balance reduces the Fund’s net asset value. The Fund may also accrue a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase the Fund’s net asset value.

Performance Information

The following performance information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and how the Fund’s average annual returns for one and five years and since inception compare with those of an index that reflects a broad measure of market performance, the S&P 500® Index, as well as an additional index that reflects the market sector in which the Fund invests, the Alerian MLP Index. For additional information on these indices, please see “Descriptions of Indices” on page 68 of the Prospectus. The Fund is the successor to the BP Capital TwinLine MLP Fund, a series of Professionally Managed Portfolios (the “Predecessor BP TwinLine MLP Fund”), pursuant to a reorganization that took place on October 26, 2018. The performance information provided for the periods on or prior to October 26, 2018, is historical information for the Predecessor BP TwinLine MLP Fund. The Predecessor BP TwinLine MLP Fund was managed by BP Capital Fund Advisors, LLC and had a substantially similar investment objective and investment strategy as the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of future performance. Performance may be higher or lower in the future. Updated performance information is available at www.hennessyfunds.com.

HENNESSY BP MIDSTREAM FUND
CALENDAR YEAR TOTAL RETURNS OF INVESTOR SHARES

For the period shown in the bar chart, the Fund’s highest quarterly return was 20.27% for the quarter ended June 30, 2016, and the lowest quarterly return was -26.04% for the quarter ended September 30, 2015.

Performance of the Fund’s Institutional Class shares differs from that of the Fund’s Investor Class shares because the share classes have different expenses.

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2019)

			Since
	One	Five	Inception
	Year	Years	(12/31/13)
Hennessy BP Midstream Fund –
Investor Shares[1]

Returns before taxes	11.76%	-6.08%	-3.35%

Returns after taxes
on distributions	11.76%	-6.15%	-3.41%

Returns after taxes
on distributions and
sale of Fund shares	6.96%	-4.52%	-2.52%

Hennessy BP Midstream Fund –
Institutional Shares

Returns before taxes	11.96%	-5.85%	-3.11%

Alerian MLP Index
(reflects no deduction for
fees, expenses, or taxes)	6.56%	-7.00%	-5.13%

S&P 500® Index
(reflects no deduction for
fees, expenses, or taxes)	31.49%	11.70%	12.03%

[1]
Prior to the reorganization that took place on October 26, 2018, Investor Class shares of the Fund were subject to a sales charge (load) on purchases. In connection with the reorganization, performance information has been restated to reflect the removal of the sales load.

We use the Alerian MLP Index as an additional index because it compares the Fund’s performance with the returns of an index reflecting the performance of investments similar to those of the Fund.

The after-tax returns are calculated using the highest historical individual stated federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Class shares only, and after-tax returns for Institutional Class shares will vary. The Fund’s “returns after taxes on distributions and sale of Fund shares” may be higher than its “returns before taxes” or “returns after taxes on distributions” because it may include a tax benefit due to the capital losses generated by the sale of Fund shares.

Investment Manager

Hennessy Advisors, Inc. is the investment manager of the Fund.

Sub-Advisor

The sub-advisor for the Fund is BP Capital Fund Advisors, LLC, located in Dallas, Texas.

Portfolio Managers

Toby Loftin and Benton Cook, CFA, are primarily responsible for the day-to-day management of the portfolio of the Fund and for developing and executing the Fund’s investment program. Mr. Loftin has served as a Portfolio Manager of the Fund since its inception. Mr. Cook has served as a Portfolio Manager of the Fund since June 2017.

Purchase and Sale of Fund Shares

Institutional Class shares are available only to shareholders who invest directly in Fund shares or who invest through certain broker-dealers or financial institutions that have entered into appropriate arrangements with the Fund.

To purchase Fund shares, you may contact your broker-dealer or other financial intermediary. To purchase Fund shares directly from the Hennessy Funds, or for assistance with completing your application, please call 1-800-966-4354 or 1-415-899-1555 between 9:00 A.M. and 7:00 P.M. Eastern time/6:00 A.M. and 4:00 P.M. Pacific time on Monday through Thursday or between 9:00 A.M. and 5:00 P.M. Eastern time/6:00 A.M. and 2:00 P.M. Pacific time on Friday (excluding holidays).  You may buy Fund shares any day the New York Stock Exchange (“NYSE”) is open.

The minimum initial investment in Investor Class shares of the Fund is $2,500 for regular accounts and $250 for Individual Retirement Accounts.  The minimum initial investment in Institutional Class shares of the Fund is $250,000.  For corporate-sponsored retirement plans, there is no minimum initial investment for either Investor Class or Institutional Class shares.  There is no subsequent minimum investment requirement.  A $100 minimum exists for each additional investment made through an Automatic Investment Plan.  The Fund may waive the minimum investment requirements from time to time.  Investors purchasing Fund shares through financial intermediaries’ asset-based fee programs may have the above minimums waived by their intermediary, since the intermediary, rather than the Fund, absorbs the increased costs of small purchases.

You may redeem Fund shares each day the NYSE is open either by mail (Hennessy Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701) or by calling the Transfer Agent at 1-800-261-6950 between 9:00 A.M. and 8:00 P.M. Eastern time/6:00 A.M. and 5:00 P.M. Pacific time on Monday through Friday (excluding holidays).  Investors who wish to redeem Fund shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders to redeem Fund shares may be placed.

Tax Information

The Fund’s distributions generally will be taxable to you as ordinary income or capital gains regardless of whether they are paid in cash or reinvested in Fund shares, unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case such distributions may be taxable at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for performing shareholder services or distribution-related services for the Fund.  If made, these payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial adviser to recommend the Fund over another investment.  Ask your financial adviser or visit your financial intermediary’s website for more information.